ADVERTISING AGREEMENT


     THIS AGREEMENT is made as of the 9th day of June, 1998 ("Effective Date"), by and between IDT Corporation ("IDT"), a Delaware Corporation, having its offices at 190 Main Street, Hackensack, NJ 07601 and GMC Holdings Inc. ("GMC"), a Florida Corporation, having its offices at 250 Bird Road, Coral Gables, FL 33146.

     WHEREAS, IDT is the owner and provider of various telecommunications services;

     WHEREAS, GMC is the supplier of national television air time ("TV");

     WHEREAS, GMC agrees to advertise IDT's telecommunications Services on TV according to the terms set forth herein;

     NOW THEREFORE, in consideration of the covenants set forth herein the parties hereto agree as follows:


                                  WITNESSETH:

I.   OBLIGATIONS

1. IDT is the owner and provider of various telecommunications Services (collectively referred to as "SERVICES") and retains all rights to Customers which it provides its SERVICES.

2. GMC agrees to provide IDT with national TV air time for the advertisement of the SERVICES having a value of up to four (4) million dollars, as well as other marketing, advertising and promotional efforts.

3. GMC shall have sole responsibility for any and all production costs and expenses associated with the TV advertisement owed to NEILA Corp.

4. IDT shall provide GMC with all information and content to be placed in the advertisements.

5. GMC shall create the advertisements with the information provided by IDT. IDT agrees to provide GMC with the samples of existing advertising materials. GMC shall receive IDT's prior written approval prior to airing any such advertisement. GMC shall bear all costs and expenses in the creation and airing of the advertisements.

6. GMC agrees that Stanley Ralph Ross shall direct and produce the TV advertisement according to IDT's specifications.

7. GMC agrees that in the event the TV advertisement fails to meet IDT's written approval, the TV advertisement will be corrected until such approval is received.

8. GMC agrees to provide IDT with seven (7) days written notice prior to running each TV advertisement.


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 9.  Within forth-eight (48) hours of running each TV advertisement,  GMC agrees to provide IDT with a notarized Affidavit of Performance, attested to by an officer of GMC.

10. IDT shall provide SERVICES to Customers who purchase the SERVICES as a direct result of GMC's advertising and marketing efforts (GMC's Customers). GMC shall purchase from IDT three (3) toll-free sign-up telephone numbers ("Toll Free Numbers"), through which all GMC's Customer purchases shall be tracked and reported to GMC in a monthly statement.

11. GMC agrees to provide a telemarketing sales force to answer the Toll Free Numbers and solicit the SERVICES. GMC assumes all costs and responsibilities associated with the telemarketing sales force. GMC agrees to indemnify and hold IDT harmless for all claims or damages arising out of GMC's telemarketing sales force.

12. GMC agrees not to misrepresent IDT or any of its SERVICES and agrees to indemnify and hold IDT harmless for any and all costs or damages arising out of any such misrepresentations.

13. All SERVICES shall remain the exclusive property of IDT, and GMC acquires no interest therein.

14.  GMC agrees not to interfere with or cause any third party to interfere with
     IDT's   intellectual   property  rights.   IDT's  trademarks,   tradenames,
     copyrights, logos and patents shall remain the exclusive property of IDT.

15. GMC agrees to indemnify and hold IDT harmless for any and all claims and damages which may arise out of GMC's Customers fraudulent usage of IDT's SERVICES.


II.  PAYMENT OF TERMS

1.   Commission Payment Cycle

For the term of this Agreement, GMC shall be paid commissions on or about the fifteenth day of each month. Each monthly commission shall be calculated only for Agreements actually entered into by IDT on money received. In the event that any of GMC's Customers delays or forfeits payment to either IDT or the carrier for any reason, IDT is in no way financially responsible to GMC for any delayed or lost commissions.

2.   Commission Calculations

GMC shall receive 15% of gross profits, which shall be defined as gross revenues, minus direct costs incurred, collected by IDT from GMC's Customers and shall be calculated from monies that IDT actually receives from GMC's Customers who were not previously IDT Customers. Any and all fraudulent usage and charge-backs made by GMC's Customers shall be deducted from GMC's commissions. GMC will be entitled to any and all above stated commissions for as long as the rates negotiate by GMC remain the same or are lowered for as long as this Agreement with GMC is in effect and GMC is not in breach thereof.

3.   Rates

All rate schedules and terms for the IDT's SERVICES shall be attached as schedules hereto and shall be incorporated into this Agreement.


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IV.  FUTURE POSSIBILITIES

1.   Change in IDT Procedure

Any change in billing, pricing, choice of carrier, or any other procedure will be made at the absolute and final discretion of IDT. GMC will be notified of changes and of any resulting effect to GMC's or IDT's mutual obligations.

2.   Terms and Cancellation of this Agreement

The term of this agreement is for a one (1) year period, and will be reviewed or canceled by IDT in writing thirty days prior to the end of the term on a month to month basis. IDT may cancel this agreement in the event that the GMC is not meeting its obligations a defined in this Agreement.

3.   Force Majeure

IDT's obligations under this Agreement are subject to, and neither party shall be liable for service interruptions, delays, failures to perform, damages, losses or destruction, or malfunction of any equipment or any consequence thereof caused or occasioned by, or due to fire, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment for supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond the party's reasonable control.

4.   NO WARRANTIES

ALL SERVICES PROVIDED BY IDT ARE PROVIDED "AS IS." IDT DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.


V.   LEGAL FORMALITIES

1.   Changes to Agreement

This document contains the entire agreement between IDT and the GMC. Any amendment to this agreement must be made in writing and signed by both parties.

2.   Confidentiality

GMC acknowledges that in the course of performing its obligations hereunder it will receive information which is confidential and/or proprietary to IDT, and GMC agrees that neither it nor its employees and independent contractors will use such confidential and/or proprietary information except in performance of this Agreement and will not disclose such information to third parties.

3.   Non-Compete

GMC agrees not to compete with IDT and not to deal with or attempt to transfer, lure, solicit, or otherwise cause any of IDT's customers or employees to become customers or employees of GMC during the term of this agreement and for a period of one year after the termination of this Agreement.

4.   Non-Waiver

IDT's failure to require GMC's performance of any provision of this agreement shall in no way affect the right of IDT to later enforce such provision.


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5.   No Partnership

The parties to this Agreement are independent contractors. Neither party is an agent or Representative of the other party. Nothing in this Agreement shall be deemed to create a partnership, joint venture or other relationship.

6.   Indemnification

GMC agrees to indemnify and hold IDT harmless for any and all negligent acts or omissions which is any way misrepresent IDT or its services in any way or GMC misrepresents any prospective telecommunications companies or their services in any way.

7.   Non-Assignability

This agreement is personal to IDT and the GMC and is not assignable without the prior written consent of IDT.

8.   Governing Law

This agreement shall be governed and the legal relationship of obligations of IDT and the GMC determined in accordance with the laws of the State of New Jersey, USA. Both parties consent that venue and jurisdiction are proper in the State of New Jersey, County of Bergen.

9.   Authority

Each party represents and warrants that i) the signatory shown below has the authority to bind the party on whose behalf he/she is signing to the terms of this Agreement; ii) the execution and delivery of this Agreement and performance of such party's obligations hereunder have been duly authorized; and iii) the Agreement is a valid and legal Agreement binding on such parties and enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Advertising Agreement to be executed as of the date set forth above.



IDT CORPORATION                         GMC


/s/ Michael Fischberger                 /s/ G. Michael Khoury
---------------------------             ---------------------------
Signature                               Signature


Michael Fischberger                     G. Michael Khoury
---------------------------             ---------------------------
Name                                    Name


SR. VP                                  President
---------------------------             ---------------------------
Title                                   Title


6/9/98
---------------------------             ---------------------------
Date                                    Date



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                                   SCHEDULE A


Rate Schedule
-------------

GMC Shall sell IDT's Domestic Long Distance Services at a rate of 8.9 cents per minute. Sixty (60) days after a GMC Customer purchases IDT's Internet Services and is still an active Customer, GMC shall receive a one-time only $25.00 fee for active GMC Customers who purchase IDT's Internet Services when calling one of the Toll Free Numbers.

All rates are subject to change by IDT and shall not apply to any pre-existing IDT Customers.